UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2006

MARRIOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13881	52-2055918
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland 20817

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (301) 380-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 9, 2006, Marriott International, Inc. (the “Company”) entered into a Terms Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and the other Underwriters listed on Schedule I thereto (which incorporates by reference the Underwriting Agreement General Terms and Provisions dated June 9, 2006 (the “Underwriting Agreement”)) to sell $350 million aggregate principal amount of its 6.200% Series H Notes due 2016 (the “Notes”). The offering of the Notes closed on June 14, 2006. The Company received net proceeds of approximately $346.8 million from this offering, after deducting the underwriting discount and estimated expenses of the offering. The Company expects to use these proceeds for general corporate purposes, including working capital, capital expenditures, acquisitions, stock repurchases and to repay commercial paper borrowings.

The Company will pay interest on the Notes on June 15 and December 15 of each year, commencing on December 15, 2006. The Notes will mature on June 15, 2016, and are redeemable, in whole or in part, at any time and from time to time under the terms provided in the form of Note.

The Notes were issued under an indenture with JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank), as trustee, dated as of November 16, 1998 (the “Indenture”).

The Terms Agreement, the Underwriting Agreement, the Indenture and the form of Note are all filed or incorporated by reference as exhibits to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits. The following exhibits are filed with this report:

1.1	Underwriting Agreement General Terms and Provisions dated June 9, 2006.

1.2	Terms Agreement dated June 9, 2006, among the Company and the Underwriters named therein.

4.1	Indenture dated November 16, 1998, between the Company and JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank), as trustee (incorporated by reference to Exhibit 4.1 to our Annual Report on Form 10-K for the fiscal year ended January 1, 1999).

4.2	Form of 6.200% Series H Notes due 2016.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: June 14, 2006	By:	/s/ Carl T. Berquist
Carl T. Berquist
Executive Vice President, Financial Information and Enterprise Risk Management

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EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement General Terms and Provisions dated June 9, 2006.

1.2	Terms Agreement dated June 9, 2006, among the Company and the Underwriters named therein.

4.1	Indenture dated November 16, 1998, between the Company and JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank), as trustee (incorporated by reference to Exhibit 4.1 to our Annual Report on Form 10-K for the fiscal year ended January 1, 1999).

4.2	Form of 6.200% Series H Notes due 2016.